                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 4, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-13403                84-1032638
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
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           (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code       (816) 584-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On December 10, 2008, American Italian Pasta Company (the "Company") issued a press release reporting fiscal 2008 results.  The press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 4, 2008,  the Company  appointed Mr. Walt George,  52, as Chief
Operating  Officer.  Mr. George joined the Company on January 16, 2001 as Senior
Vice President - Supply Chain and  Logistics.  He was promoted to Executive Vice
President - Operations and Supply Chain in February  2003.  Prior to joining the
Company, Mr. George was Vice President of Supply Chain for Hill's Pet Nutrition,
a pet food producer, from February 1989 to January 2001.

Item 9.01  Financial Statements and Exhibits.

          (d)   Exhibits.

          99.1  Press Release dated December 10, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: December 10, 2008                AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

     99.1                  Press Release dated December 10, 2008.